Debt (Tables)	12 Months Ended
Dec. 31, 2012
Debt
In millions)	At December 31,
	2012	2011
United:
Secured
Notes payable, fixed interest rates of 4.00% to 12.00% (weighted average rate of 6.96% as of December 31, 2012), payable through 2024	$5,943	$5,088
Notes payable, floating interest rates of LIBOR plus 0.20% to 5.46%, payable through 2022	1,668	2,156
Amended credit facility, LIBOR plus 2.0%, due 2014	1,201	1,219
6.75% senior secured notes due 2015	800	800
9.875% senior secured notes and 12% second lien due 2013	600	650
12.75% senior secured notes due 2012	—	172
Unsecured
4.5% senior limited subordination convertible notes due 2021	156	156
6% notes due 2026 to 2028	652	—
6% senior notes due 2031	—	652
6% convertible junior subordinated debentures due 2030	248	248
8% senior notes due 2024	400	—
8% senior notes due 2026	—	125
4.5% convertible notes due 2015	230	230
Other	161	66

	12,059	11,562

Less: unamortized debt discount	(152)	(225)
Less: current portion of long-term debt—United	(1,812)	(1,186)

Long-term debt, net—United (a)	$10,095	$10,151

UAL:
6% senior convertible notes due 2029	$345	$345

Long-term debt, net—UAL	$10,440	$10,496

(a)	As further described below under “Convertible Debt Securities,” there is a basis difference between UAL and United debt values, because we were required to apply different accounting methodologies. The United debt presented above does not agree to United’s balance sheet by the amount of this adjustment.

Contractual Principal Payments

The table below presents the Company’s contractual principal payments at December 31, 2012 under then-outstanding long-term debt agreements in each of the next five calendar years (in millions):

	UAL	United
2013	$1,812	$1,812
2014	2,120	2,120
2015	2,023	2,023
2016	985	985
2017	545	545
After 2017	4,919	4,574

	$12,404	$12,059

Summary of Collateral Covenants and Cross Default Provisions

The Company’s debt and associated collateral and cross default provisions are summarized in the tables below:

Summary of Collateral, Covenants and Cross Default Provisions

Debt Instrument	Collateral, Covenants and Cross Default Provisions
Revolving Credit Facility	Secured by take-off and landing slots at Newark Liberty, LaGuardia and Washington Reagan and certain of their other assets. The facility requires the Company to maintain at least $3.0 billion of unrestricted liquidity at all times, which includes unrestricted cash, short-term investments and any undrawn amounts under any revolving credit facility and to maintain a minimum ratio of appraised value of collateral to the outstanding obligations under the Revolving Credit Facility of 1.67 to 1.0 at all times. The facility contains events of default customary for this type of financing, including a cross default and cross acceleration provision to certain other material indebtedness of the Company.
Amended Credit Facility

Secured by certain of the Company’s international route authorities, international slots and related gate interests and associated rights. The international routes include the Pacific (including China and Hong Kong, but excluding Japan) and London Heathrow routes.

The Amended Credit Facility contains covenants, that among other things, restrict the ability of the Company and the guarantors under the facility to sell assets, incur additional indebtedness, make investments, pay dividends on or repurchase stock, or merge with other companies. The Company must also maintain a specified minimum 1.5 to 1.0 ratio of EBITDAR to the sum of the following fixed charges for all applicable periods: (a) cash interest expense and (b) cash aircraft operating rental expense. The Amended Credit Facility also requires compliance with the following financial covenants: (i) a minimum unrestricted cash balance of $1.0 billion at all times, and (ii) a minimum collateral ratio. The facility contains events of default customary for this type of financing, including a cross default and cross acceleration provision to certain other material indebtedness of the Company and the guarantors under the facility.

PBGC Notes

The amended and restated indenture for these notes, which are unsecured, contains covenants that, among other things, restrict the ability of the Company and its subsidiaries to incur additional indebtedness and pay dividends on or repurchase stock.

These covenants cease to be in effect when the indenture covering the Senior Notes is discharged. However, if the Company at that time or thereafter has a series of public debt securities with a principal amount of $300 million or more that has the benefit of covenants that are substantially similar to those contained in the indenture for the New PBGC Notes, then subject to certain conditions and upon written request of the PBGC to the Company, the Company will use commercially reasonable efforts to amend the indenture for the New PBGC Notes to include such covenants.

EETCs Secured by Spare Parts Inventory	The Company has a collateral maintenance agreement requiring it, among other things, to maintain a loan-to-collateral value ratio of not greater than 45% with respect to the senior series of equipment notes and a loan-to-collateral value ratio of not greater than 75% with respect to both series of notes combined. The Company must also maintain a certain level of rotable components within the spare parts collateral pool.
Senior Notes

Secured by certain of the Company’s U.S.-Asia and U.S.-London Heathrow routes and related assets, all of the outstanding common stock and other assets of the guarantor subsidiaries and substantially all of the other assets of the guarantors, including route authorities and related assets.

The indenture for the Senior Notes includes covenants that, among other things, restrict the Company’s ability to sell assets, incur additional indebtedness, issue preferred stock, make investments or pay dividends. In addition, if the Company fails to maintain a collateral coverage ratio of 1.5 to 1.0, we must pay additional interest on notes at the rate of 2% per annum until the collateral coverage ratio equals at least 1.5 to 1.0. The indenture for the Senior Notes also includes events of default customary for similar financings and a cross default provision if the Company fails to make payment when due with respect to certain obligations regarding frequent flyer miles purchased by Chase under United’s Co-Brand Agreement.